SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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SPATIALIGHT, INC.

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SPATIALIGHT, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 9, 2002

Dear Shareholder:

     This year’s annual meeting of shareholders will be held on Saturday, May 25, 2002 at 10:00 a.m., Eastern Time, at the Omni Parker House, 60 School Street, Boston, Massachusetts 02108. You are cordially invited to attend.

     The Notice of Annual Meeting of Shareholders and Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

     After reading the Proxy Statement, please promptly vote, sign, and return the enclosed proxy card in the prepaid return envelope to assure that your shares will be represented. Your shares cannot be voted unless you date, sign and return the enclosed proxy card or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our shareholders are important.

     A copy of the Company’s 2001 Annual Report is enclosed.

     The Board of Directors and Management look forward to seeing you at the annual meeting.

Very truly yours,

Sandi Harrison Assistant Secretary

SPATIALIGHT, INC.
9 Commercial Boulevard, Suite 200
Novato, California 94949-5759

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 25, 2002

     PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of SpatiaLight, Inc., a New York corporation (the “Corporation”), will be held at the Omni Parker House, 60 School Street, Boston, Massachusetts, 10:00 a.m., Eastern Time, May 25, 2002 for the following purposes:

     1. To elect four Directors of the Corporation to serve for the ensuing year and until their successors are duly elected and qualified.

     2. To adopt an amendment to the Corporation’s 1999 Stock Option Plan to increase the number of the Corporation’s common shares reserved for issuance thereunder.

     3. To ratify the appointment of BDO Seidman, LLP, as independent accountants of the Corporation for the Corporation’s fiscal year ending December 31, 2002.

     4. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

     The Board of Directors has fixed the close of business on May 3, 2002 as the record date for the determination of shareholders of the Corporation entitled to notice of and to vote at the Meeting.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD. ANY SHAREHOLDER WHO HAS GIVEN A PROXY MAY REVOKE IT BY WRITTEN NOTICE ADDRESSED TO AND RECEIVED BY THE SECRETARY OF THE CORPORATION PRIOR TO ITS EXERCISE, OR BY SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ELECTING TO VOTE IN PERSON AT THE MEETING. THE MERE PRESENCE AT THE MEETING OF THE PERSON APPOINTING A PROXY DOES NOT REVOKE THE PRIOR GRANT OF A PROXY.

New York
Date:     May 9, 2002

BY ORDER OF THE BOARD OF DIRECTORS
SANDI HARRISON, Assistant Secretary

PROPOSAL NO. 1: ELECTION OF DIRECTORS
AUDIT COMMITTEE REPORT
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NO. 2: APPROVAL OF AN INCREASE IN THE AGGREGATE NUMBER OF COMMON SHARES RESERVED FOR ISSUANCE UNDER THE CORPORATION’S 1999 STOCK OPTION PLAN
PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

SPATIALIGHT, INC.
9 Commercial Boulevard, Suite 200
Novato, California 94949-5759
PROXY STATEMENT

     This Proxy Statement and the enclosed Proxy Card are furnished in connection with the solicitation of Proxies by the Board of Directors (the “Board”) of SpatiaLight, Inc. (the “Corporation”) for use at the Annual Meeting of Shareholders of the Corporation to be held on May 25, 2002 (the “Meeting”) at the Omni Parker House, 60 School Street, Boston, Massachusetts, 10:00 a.m., Eastern Time, and any adjournments thereof. Shareholders of record as of the close of business on May 3, 2002 will be entitled to notice of and to vote at the Meeting and at any adjournments thereof. As of that date, there were 26,057,777 Common Shares, par value $.01 per share (“Common Shares” or “Shares”), issued and outstanding and entitled to vote at the Meeting. Each such Common Share is entitled to one vote on any matter presented at the Meeting.

     If Proxies in the accompanying form are properly executed and returned, unless contrary instructions are indicated thereon, the Common Shares represented thereby will be voted as follows: (1) for the election of the four nominees named below as Directors; (2) for the amendment of the Corporation’s 1999 Stock Option Plan (the “Stock Option Plan”) to increase the number of Common Shares reserved for issuance thereunder, as further described below; (3) for the ratification of the appointment of BDO Seidman, LLP, as the Corporation’s independent accountants for the current fiscal year; and (4) in the discretion of the persons named in the enclosed form of Proxy, on any other proposals to properly come before the Meeting or any adjournments thereof. The percentages of votes required to elect directors, approve the amendment to the Stock Option Plan, ratify the appointment of BDO Seidman, LLP and approve the other matters being presented to Shareholders are set forth under each such matter. Any shareholder who has given a Proxy may revoke it by written notice addressed to and received by the Assistant Secretary of the Corporation prior to its exercise or by submitting a duly executed Proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a Proxy does not revoke the prior grant of a Proxy.

     The presence in person or by proxy of a majority of the outstanding Common Shares entitled to vote at the Meeting will be necessary to constitute a quorum. Shares represented by proxy or in person at the Meeting, including shares represented by proxies that reflect abstentions with respect to the matters to be voted on at the Meeting, will be counted as present in the determination of a quorum. The requisite vote of Shareholders required to elect Directors and to approve or ratify the specific matters which are the subject of the Proposals is set forth under each such Proposal.

     Information with respect to beneficial ownership of Common Shares by Directors and Officers of the Corporation is set forth under the caption “Stock Ownership of Certain Beneficial Owners and Management”.

     The approximate date of mailing of this Proxy Statement is May 9, 2002.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

     A Board of Directors (the “Board”) consisting of four Directors is proposed to be elected by the Shareholders at the Annual Meeting, with each Director to hold office until the next Annual Meeting or until his successor is duly elected and qualified. Pursuant to the Corporation’s by-laws, the number of Directors has been fixed by the Board at four to nine Directors.

     The Board recommends that the Shareholders vote FOR the election of the following four nominees: Lawrence J. Matteson, Robert A. Olins, Steven F. Tripp and Claude Piaget. Messrs. Matteson, Olins, Tripp and Piaget are currently serving as Directors of the Corporation. Information concerning these nominees is provided below.

     The Board does not contemplate that any of the nominees will be unable to serve as a Director, but should any such nominees so notify the Corporation of the nominee’s unavailability prior to the voting of the Proxies, the persons named in the enclosed Proxy reserve the right to vote for such substitute nominee or nominees as they, in their sole discretion, shall determine.

     Unless authority to vote for one or more of the Director nominees is specifically withheld according to the instructions on the Proxy, those Proxies which are executed and returned to the Corporation prior to the Annual Meeting in the enclosed form will be voted “FOR” in the election of each of the four nominees named below. The Proxy solicited by the Board will be so voted unless Shareholders specify a contrary choice therein. The affirmative vote of a plurality of the votes cast at the Meeting shall be required to elect Directors. For purposes of counting votes cast, abstentions and broker non-votes (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will have no effect on the result of the vote on this proposal.

Information Concerning Directors and Nominees

     Information concerning the names, ages, terms, positions and offices held with the Corporation, and business experience of the Corporation’s current Directors and nominees is set forth below:

Name	Age	Position(s)	Director Since

Lawrence J. Matteson	62	Chairman of the Board	1991
Robert A. Olins	45	Director, Acting Chief Executive Officer	1998
Steven F. Tripp	33	Director	1999
Claude Piaget	60	Director	2001

     Lawrence J. Matteson, Chairman of the Board since April 2001, has served as Director since 1991, and previously served as the Chairman of the Board from 1995 through 1997. He is currently an executive professor of business policy at the William E. Simon Graduate School of Business Administration, University of Rochester. Mr. Matteson was Senior Vice President and General Manager, Electronic Imaging for Eastman Kodak Company until December 1991. Mr. Matteson began his career with Eastman Kodak Company in 1965 as a research engineer and has worked at Kodak in various positions continuously from that date until December 1991. He holds degrees in engineering and an MBA from the University of Rochester Graduate School of Business.

     Robert A. Olins, Director since February 1998, Acting Chief Executive Officer, Secretary and Treasurer since June 2000. Mr. Olins has served as President of Argyle Capital Management Corporation during the past seventeen years. Argyle Capital Management Corporation is a private investment advisory company.

     Steven F. Tripp, Director since June 1999, is President and Chief Executive Officer of KnoWare, Inc. since 1998. KnoWare is a privately held software development company focused on internet based check image and check fraud detection software for financial institutions. Mr. Tripp was Owner and Vice President of Document Solutions from 1990 to 1998. Mr. Tripp has worked in the software development industry for 10 years with a primary focus on digital imaging.

     Claude Piaget, Director since June 2001, served as Chief Executive Officer and Senior Vice President, International Relations of Digital Video Broadcasting, a global consortium involved in the promotion of unified worldwide standards for digital television. Dr. Piaget’s broad industry experience includes several executive positions with Philips Electronics, including market development manager from 1995 to 1997, company strategy expert from 1994 to 1995, and development manager from 1986 to 1994. He has participated in the development of information and communication technologies and consortiums in Europe, Asia Pacific and Latin America. He holds a Masters degree in Physics Engineering and a Ph.D. in Physics from the University of Paris.

Other Directorship; Term of Office

     None of the Corporation’s Directors is a member of the board of directors of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or of any company registered under the Investment Company Act of 1940, as amended.

     All Directors serve for a term of one year or until their successors shall have been duly elected and qualified. All officers serve at the discretion of the Board of Directors. All of the Directors were elected at the June 8, 2001 Annual Meeting of the Corporation’s Shareholders.

Board of Directors’ Meetings and Committees

     During the year ended December 31, 2001, the Board held nine meetings. The Corporation’s incumbent Directors attended all meetings of the Board and all of the Committees of the Board on which such Director served during that period.

     The Board maintains an Audit Committee and a Compensation Committee. The Corporation does not have a standing Nominating Committee or Executive Committee.

     The Compensation Committee’s function is to review and recommend executive compensation, including executive officer’s salary levels, incentive compensation programs, and stock option grants. Following the June 8, 2001 Shareholder’s Meeting, Board members were reassigned to committees and the members of the Compensation Committee were Steven F. Tripp and Robert A. Olins. During the year ended December 31, 2001, the Compensation Committee held six meetings.

AUDIT COMMITTEE REPORT

     Management of the Corporation bears primary responsibility for the Corporation’s financial statements and for its reporting process, including systems of internal controls. The primary purpose of an Audit Committee is to monitor: (1) the integrity of the Corporation’s financial statements; (2) the Corporation’s compliance with legal and regulatory requirements and (3) the independence and performance of the Corporation’s external auditors and the adequacy of the Corporation’s internal auditing function.

     The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors that the financial statements have been prepared in conformity with generally accepted accounting principles. For further information concerning the Audit Committee’s functions, see the Audit Committee Charter which was filed with the Company’s Proxy Statement in May 2001 as Appendix A.

     The Audit Committee held four meetings during its last fiscal year. The Audit Committee has received from BDO Seidman, LLP (“BDO”) the written disclosures and the letter regarding BDO’s independence required by Independence Standard Board, Standard No. 1, “Independence Discussions with Audit Committees”. In addition, BDO discussed with members of the Audit Committee issues of auditor independence and related matters required by Statements on Auditing Standards No. 61 and 90.

     The Audit Committee has reviewed and discussed with BDO the Corporation’s financial management and internal controls and matters relating to conduct of the audit. The Audit Committee also reviewed and discussed with management of the Corporation its audited financial statements pertaining to the year ended December 31, 2001. (See Proposal No. 3 elsewhere in this Proxy Statement with respect to the ratification of BDO as of the Corporation’s independent accountants for the fiscal year ending December 31, 2002.)

     During the fiscal year ended December 31, 2001, BDO provided various audit and non-audit services to the Corporation. Set forth below are the aggregate fees billed for these services:

     (a)  Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Corporation’s annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Corporation’s quarterly reports on Form 10-QSB, including related accounting matters, the annual proxy, and meetings with directors: $109,000.

     (b)  All Other Fees: The aggregate fees billed by BDO Seidman, LLP for services rendered to the Corporation, other than the services described above under “Audit Fees” for the fiscal year ended December 31, 2001, including tax services and registration statements: $37,000.

     The Audit Committee has considered whether the provision of services covered in (b) above are compatible with maintaining the independence of BDO.

     In light of the foregoing review and discussions with management and the auditors, the Audit Committee recommended to the Corporation’s Board that its audited financial statements reported upon by BDO be included in the Corporation’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission (the “SEC”) on March 21, 2002.

     The Board has determined that the members of the Audit Committee meet the independence requirements applicable to the Corporation which are set forth in the listing standards of NASDAQ.

AUDIT COMMITTEE Steven F. Tripp* Claude Piaget

Compensation of Directors

     Non-management Directors are entitled to receive a $500.00 Director’s fee for each Board meeting attended. Directors who are also full-time employees are not paid Directors’ fees. All of the incumbent Directors have waived the non-management Director’s fee of $500.00 per Board Meeting.

*	Compensation Committee Member

Required Vote

     As noted above, the Board has nominated four persons for election as Directors at the Meeting to serve until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected or appointed. Directors are elected by a plurality of the number of Common Shares present at the Meeting in person or by Proxy, assuming that there is a quorum of such Common Shares represented at the Meeting. Accordingly, the four nominees receiving the highest number of votes at the Meeting will be elected as Directors of the Corporation.

Section 16(a) Beneficial Ownership Reporting Compliance.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and persons who beneficially own more than 10% of our Common Shares to file with the SEC initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) reports they file. To our knowledge, based solely on a review of the copies of such reports furnished to us for fiscal 2001, all executive officers, directors and greater than 10% shareholders filed the required Section 16(a) reports in a timely manner, except that Mr. Robert A. Olins filed one late report on Form 4 covering one transaction.

STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
(As of December 31, 2001)

     The following table sets forth information regarding beneficial ownership of Common Shares as of December 31, 2001, by each person known by the Corporation to own beneficially more than five percent of the Corporation’s outstanding Common Shares, by each director of the Corporation, by each executive officer of the Corporation named in the Summary Compensation Table contained in “Executive Compensation,” and by all directors and executive officers of the Corporation as a group. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all Common Shares shown as beneficially owned by him, her or it.

Name and Address	Amount and Nature of		Percent of
Beneficial Owner	Beneficial Ownership		Class

Estate of Isidore A. Becker Snow Becker Krauss P.C. 605 Third Avenue New York, NY 10158-0125	3,832,243	(1)	14.85%

Argyle Capital Management Corporation Robert A. Olins 9 Commercial Blvd., Suite 200 Novato, CA 94949	3,554,806	(2)	13.77%

Raymond L. Bauch 19 Old Kings Road, Suite C105 Palm Coast, FL 32137	1,428,300	(3)	5.53%

Steven F. Tripp 9 Commercial Blvd., Suite 200 Novato, CA 94949	323,457	(4)	1.25%

Lawrence J. Matteson 9 Commercial Blvd., Suite 200 Novato, CA 94949	275,000	(5)	1.07%

Miles L. Scott 9 Commercial Blvd., Suite 200 Novato, CA 94949	208,334	(6)	*

Claude Piaget 9 Commercial Blvd., Suite 200 Novato, CA 94949	50,000	(7)	*

All directors and officers as a group (5 persons)	4,411,597		17.09%

*	Represents less than 1% of class

(1)	Based solely upon information filed in a Schedule 13G by named shareholder.

(2)	Includes 2,413,632 shares beneficially owned subject to conversion of principal and interest of convertible notes held by Argyle Capital Management Corporation, of which Mr Olins is President and over which Mr. Olins exercises voting control. Also includes 775,000 shares subject to outstanding stock options held by Mr. Olins that are exercisable as of December 31, 2001.

(3)	Based solely upon information included in the amendment to Schedule 13G filed by the named shareholder on December 31, 2001. Includes 41,809 shares held jointly by named shareholder and spouse.

(4)	Includes 175,000 shares subject to outstanding stock options held by Mr. Tripp that are exercisable as of December 31, 2001. 142,857 shares issuable upon conversion of principal and interest of convertible notes held by the Steven F. Tripp Trust are not included. Steven F. Tripp a Director of the Company, beneficiary of the Trust, does not have voting or dispositive power over these shares.

(5)	Includes 275,000 shares subject to options exercisable as of December 31, 2001.

(6)	Includes 208,334 shares subject to options exercisable as of December 31, 2001.

(7)	Includes 50,000 shares subject to options not exercisable within 60 days.

Executive Compensation

     The following table sets forth the compensation paid by the Corporation for the fiscal year ended December 2001 to the Corporation’s Chief Executive Officer and other executive officers of the Corporation who received total salary and bonuses in excess of $100,000 during 2001.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Securities Underlying Options/SARS (#)		All other compensation ($)

Robert A. Olins, Acting CEO, Treasurer, Secretary	2001	$0	1,250,000		$0

	2000	$0	0		$0
	1999	$0	0		$0

Miles L. Scott, Vice President, Engineering/ Manufacturing	2001	$200,000	0		$0
	2000	$192,115	0		$0
	1999	$100,000	125,000	(1)	$0

(1)	These stock option grants vest over a three-year period and are subject to the optionee meeting specific performance targets. Of the 125,000 granted to Mr. Scott, 41,667 shares vested as of 12/31/00.

Stock Option Grants

     The following table sets forth certain information for the year ended December 31, 2001 with respect to stock options granted to the individuals named in the Summary Compensation Table.

OPTION GRANTS IN LAST FISCAL YEAR

(a)	(b)	(c)	(d)	(e)
Name	Number of Securities Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in FiscalYear	Exercise or Base Price ($/Sh)	Expiration Date

Robert A. Olins	750,000	21%	$1.50	10/18/2010
	500,000	14%	$2.15	8/23/2011

Miles L. Scott	0	0	0	—

Option Exercises and Fiscal 2001 Year End Values

     The following table sets forth information with respect to options to purchase Common Shares granted to the Corporation’s named executive officers including: (i) the number of Common Shares purchased upon exercise of options in the fiscal year ending December 31, 2001; (ii) the net value realized upon such exercise; (iii) the number of unexercised options outstanding at December 31, 2001; and (iv) the value of such unexercised options at December 31, 2001.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
DECEMBER 31, 2001 OPTION VALUES

Name	(i) Shares Acquired on Exercise (#)	(ii) Value Realized ($)	(iii) Number of Unexercised Options at Dec. 31, 2001(#) Exercisable / Unexercisable	(iv) Value of Unexercised In-the-Money options at Dec. 31, 2001 ($) Exercisable / Unexercisable

Robert A. Olins	0	0	775,000 / 500,000	$4,293750 / $2,425,000
Miles L. Scott	0	0	166,667 / 83,333	$833,334 / $104,166

Employment Agreements

     On July 5, 2000, the Corporation announced that Robert A. Olins, who has served as a Director of the Corporation since 1998, had been named acting Chief Executive Officer, Secretary and Treasurer of SpatiaLight, Inc., replacing Michael H. Burney, who held the position for approximately two years. Mr. Olins does not have an employment agreement with the Corporation and the Board is actively seeking a permanent Chief Executive Officer. Mr. Olins has received no cash compensation by the Corporation for his services to date, but has been granted options as reported under “Summary Compensation Table — Option Grants In Last Fiscal Year.”

     The Corporation is a party to an employment agreement with Miles L. Scott to serve as its Vice President Engineering/Manufacturing, which is in effect through December 31, 2002, with one-year extensions at the option of the Corporation. As currently in effect, the agreement provides for a salary of $200,000 and a grant of Incentive Stock Options to purchase 125,000 common shares vesting over a three-year period depending upon the achievement of certain performance criteria.

Certain Relationships and Related Transactions

     In various transactions in 1998, Argyle Capital Management Corporation purchased convertible notes of the Corporation in the outstanding aggregate principal amount of $1,188,000. Argyle Capital Management Corporation is wholly owned by Robert A. Olins, who became a Director of the Corporation after approximately half of the convertible notes had been purchased, and who is currently the Acting Chief Executive Officer, Secretary and Treasurer of the Corporation. These convertible notes accrue interest at 6% and are convertible, together with outstanding accrued interest, at $0.50 per share. These notes were originally due on December 31, 1999, then extended to June 30, 2001 and have been extended until December 31, 2002, on the same terms.

     In December 1999, a group of investors (the “Alabama Group”) purchased convertible notes of the Corporation in the outstanding principal amount of $2,875,000 and was issued warrants to purchase 821,429 Common Shares in conjunction with its purchase of the convertible notes. A member of the Alabama Group is the Steven F. Tripp Trust, a trust whose beneficiary is Steven F. Tripp, a director of the Corporation. Mr. Tripp is not the trustee of the Steven F. Tripp Trust and therefore has no investment or voting control over the securities in the trust. These convertible notes accrue interest at 6% and half are convertible at a price of $3.50 per share and the other half are convertible at a price of $2.25 per share. The warrants are exercisable at a price of $3.50 per share. On June 15, 2001 the due date was extended until December 31, 2002.

     In April, 2001 the Corporation issued warrants to purchase 607,143 Common Shares to the Alabama Group. These warrants were exercised in April, 2001 in exchange for cash and notes. $21,875 of these notes remained unpaid at December 31, 2001.

PROPOSAL NO. 2:
APPROVAL OF AN INCREASE IN THE AGGREGATE
NUMBER OF COMMON SHARES RESERVED FOR ISSUANCE
UNDER THE CORPORATION’S 1999 STOCK OPTION PLAN

     The Stock Option Plan was adopted by the Board on April 12, 1999, and approved by the Corporation’s Shareholders on June 21, 1999. The 1999 Stock Option Plan replaced the Company’s 1993 Non-Statutory Employee Stock Option Plan, the 1993 Non-Statutory Directors Stock Option Plan and the 1991 Stock Option Plan (the “Prior Plans”). Pursuant to the terms of the Stock Option Plan, incentive stock options and non-statutory options may be granted to employees, consultants and directors of the Corporation, including prospective employees, consultants and directors. The total number of common shares authorized for award under the Stock Option Plan is currently 4,000,000, subject to certain adjustments as set forth in Section 4.2 of the Stock Option Plan. As a matter of general policy of the Corporation, options under the Stock Option Plan are granted at exercise prices equal to or greater than the market value of the common shares on the date of grant.

     The Corporation believes that the granting of stock options assists the Corporation in attracting and retaining selected individuals to serve as employees, consultants and directors of the Corporation. In doing so, the Corporation believes that such individuals will contribute to the Corporation’s success and achieve the Corporation’s long-term objectives which will inure to the benefit of all shareholders of the Corporation through the additional incentive inherent in the ownership of the Corporation’s common shares and thereby align to a greater extent the interests of executives and employees with the Shareholders of the Corporation. In order to ensure that the Corporation will have a sufficient number of options to award to current or prospective employees, consultants or directors, it is the Board’s belief that an increase in the number of options available for distribution under the Stock Option Plan is necessary.

     The Board is, therefore, requesting approval by the Shareholders of an amendment to the Stock Option Plan to increase the maximum number of shares that may be issued pursuant to award grants made under the Stock Option Plan by 1,000,000 Common Shares, raising the total number of Common Shares reserved for issuance thereunder to 5,000,000 (subject to adjustment as provided in Section 4.2 of the Stock Option Plan). At March 31, 2002, the number of options outstanding was 5,145,000, of which 2,875,000 options were granted outside of the Stock Option Plan. Options exercisable as of March 31, 2002 totaled approximately 1,920,750, of which 900,000 were issued outside of the Stock Option Plan. Since the inception of the Stock Option Plan, through March 31, 2002, 1,220,000 stock options issued under the Stock Option Plan have been exercised. After the increase, 1,510,000 Common Shares will be available for issuance under the Stock Option Plan, and together with the Common Shares issuable upon exercise of options already granted under the Stock Option Plan, shall constitute approximately 20% of the total number of common shares outstanding on a fully diluted basis.

Vote Required

     Assuming a quorum is present in person or by proxy at the Meeting, the affirmative vote of the holders of a majority of all the votes entitled to be cast of Common Shares is required to approve the amendment to the Stock Option Plan. An abstention will have the same effect as a vote “against” the amendment to the Stock Option Plan. Broker non-votes will be treated in the same manner as abstentions.

     The votes represented by the proxies received will be voted FOR approval of the adoption of the proposed amendment to the Stock Option Plan unless a vote against such approval or to abstain from voting is specifically indicated on the proxy.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO ADOPT AN AMENDMENT TO THE STOCK OPTION PLAN. In the event that the required percentage of the outstanding Common Shares does not adopt the amendment to the Stock Option Plan, the matter will be referred back to the Board for future consideration.

PROPOSAL NO. 3:
RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

     It is proposed that the Shareholders ratify the selection of BDO Seidman, LLP (“BDO”) as the independent accountants of the Corporation for the fiscal year ending December 31, 2002.

     BDO examined and reported on the financial statements of the Corporation for its 2001 fiscal year. A representative of BDO will be present at the meeting via telephone. The representative will be available to answer appropriate questions from Shareholders.

     Under applicable New York law, the ratification of BDO as the Corporation’s independent accountants for the current fiscal year requires the approval of the holders of a majority of the votes cast, in person or by proxy, at the Meeting of the outstanding shares of the Corporation entitled to vote thereon. Thus, abstentions and broker non-votes will not be included in total votes with respect to this proposal and will have no effect on the outcome of the votes with respect thereto.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP TO SERVE AS THE CORPORATION’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

Other Matters

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

     On March 13, 2001, the Corporation dismissed KPMG LLP as its independent accountants. The reports of KPMG on our financial statements for the last fiscal year contained no adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Audit Committee.

     The Corporation engaged BDO as its new independent accountants as of March 13, 2001. The Corporation had not consulted with BDO prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the financial statements or any matter that was either the subject of a disagreement or a reportable event (as such terms are defined in Item 304(a)(1) of Regulation S-K).

     During the last fiscal year, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to BDO’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     During the last fiscal year, there occurred no reportable events (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

     The Board is not aware of any matters to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should properly come before the Meeting, it is intended that the holders of Proxies will vote thereon in their discretion.

Shareholders Proposals

     Proposals of Shareholders intended to be presented at the next Annual Meeting of Shareholders of the Corporation, expected to be held in May or June 2003, must be received by the Corporation for inclusion in the Corporation’s Proxy Statement on or prior to January 15, 2003.

Shareholder Questions

     It is anticipated that Shareholders of the Corporation have questions relating to the Corporation, its financial condition, operations and other related matters. The Corporation believes that such questions can more effectively be answered after their careful consideration. Accordingly, the Corporation requests that in the event that any Shareholder has such a question, such Shareholder submit his or her question, in writing, to the Assistant Secretary of the Corporation, Sandi Harrison, no later than 10 days following the Meeting. The Corporation shall endeavor to answer such questions to the best of its ability, provided that the Corporation’s officers or directors will not answer questions pertaining to the Corporation’s trade secrets or other sensitive information whose disclosure would be of benefit to the Corporation’s competitors. The Corporation and its officers and directors will not be entertaining questions at the Meeting.

Costs Of Solicitation

     The Corporation will bear all of the costs of the solicitation of Proxies and conducting the Meeting, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners. The Corporation will request such brokers, custodians, nominees, fiduciaries and others to forward proxy materials to their principals. Solicitations will be made primarily by mail, but certain Directors, officers and employees of the Corporation may solicit proxies in person, or by telephone, telecopier or telegram without receiving special compensation for these services.

BY ORDER OF THE BOARD OF DIRECTORS, Sandi Harrison, Assistant Secretary

SPATIALIGHT, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lawrence J. Matteson and Sandi Harrison proxies and attorney-in-fact, with full power of substitution, to represent the undersigned and to vote all the Common Shares of SpatiaLight, Inc., a New York corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company to be held at the Omni Parker House Hotel, 60 School Street, Boston Massachusetts 02108 at 10:00 A.M., Eastern Time, on May 25, 2002 and at any adjournment or postponement thereof, with the same effect as if the undersigned were present and voting such shares, as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company, dated May 9, 2002 (the “Proxy Statement”), receipt of which is hereby acknowledged.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” EACH OF THE BOARD OF DIRECTORS’ NOMINEES, AND “FOR” PROPOSALS 2 AND 3. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

By executing this proxy, the undersigned hereby revokes all prior proxies.

(Continued and to be dated and signed on the reverse side.)

SEE REVERSE SIDE

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Shareholders
SPATIALIGHT, INC.

May 25, 2002

Please Detach and Mail in the Envelope Provided

A         Please mark your votes as in this example.

The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

	FOR all nominees listed at right (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed at right
1. Election of Directors:			Nominees:	Lawrence J. Matteson Robert A. Olins Steven F. Tripp Claude Piaget

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST AT RIGHT.

2.	To approve an amendment to the 1999 Stock Option Plan to increase the maximum number of common shares that may be issued under the Plan by 1,000,000, raising the total number of common shares reserved for issuance thereunder to 5,000,000.	FOR	AGAINST	ABSTAIN

3.	To ratify the appointment of BDO Seidman, LLP, as independent auditors of the corporation for the fiscal year ending December 31, 2002.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE DATE, SIGN, AND RETURN THE PROXY PROMPTLY IN THE ENCLOSED, STAMPED ENVELOPE.

I plan to attend the meeting.   Yes _____ No _____

(PLEASE PRINT ADDRESS CHANGE (IF ANY) on LABEL AT LEFT)

Signature(s ) _____________________	___________________________________	Dated: ______________________, 2002
	Print or Type Stockholders’ Name	Be sure to date Proxy

NOTE:	The signature on this Proxy should correspond exactly with stockholder’s name as printed above. In the case of joint tenancies, co-executors or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.